MERRILL LYNCH
ADJUSTABLE
RATE SECURITIES
FUND, INC.



FUND LOGO



Annual Report

May 31, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Adjustable Rate
Securities Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper





MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.


Officers and
Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1999


DEAR SHAREHOLDER


Gross domestic product (GDP) growth rose 4.1% in the first quarter of 1999, as robust consumer spending continued to fuel US growth and prop up flagging economies globally. US consumer spending rose 6.8% in the first quarter of 1999, the fastest pace in nearly 15 years. In addition, had the US trade deficit not reached record levels in the quarter, GDP would have been reported much higher. Consequently, as a result of excessive growth, inflationary fears were kindled in the financial markets and interest rates rose during the three-month period ended May 31, 1999.

Many sectors of the US economy continued to remain vibrant. In April, new home sales were reported at a 978,000-unit rate, the second highest level ever recorded while vehicle sales in April rose to a 13-year high. The manufacturing sector was strong and appeared to be gaining momentum as the National Association of Purchasing Managers Index (NAPM), a measure of strength within the manufacturing sector of the US economy, rose to a 19-month high in May. More interestingly, strength within the manufacturing sector appeared to be broad based as every component within the NAPM index rose in May, with the exception of inventory accumulation. US labor market conditions remained taut. Although non-farm payrolls were reported to have decreased by 5,000 in May, the US unemployment rate continued to decline and is currently near a 29-year low of 4.3%. More importantly, hourly wages rose 0.4% in June and are up 3.7% from a year ago, compared to a 3.5% year-over-year rise the previous two months. As a result of these series of strong economic reports, the Federal Reserve Board adopted a tightening toward monetary policy at its Federal Open Market Committee meeting in May. The Federal Reserve Board ultimately raised the Federal Funds rate 0.25% to 5.00% after the quarter's close on June 30, 1999.

Recent statements from Federal Reserve Board officials indicated they were becoming more concerned about the US economy growing too quickly. Although economic growth is exceptionally strong, inflationary pressures have yet to emerge. The core consumer price index (CPI), a broad measure of inflation excluding volatile food and energy costs, is up just 1.8% this year through May and 2.2% over the last 12 months. The last time the core CPI was this low over a 12-month period was in 1966. The inflation outlook remains positive as well. With the exception of the labor market, the US economy did not face any binding resource constraints. Capacity utilization rates were low and continued to create capacity overhang. This is the primary reason US corporations lacked the ability to raise prices.

With inflation currently at a 33-year low, we believe the likelihood of a protracted series of interest rate hikes by the Federal Reserve Board is minimal, for two reasons. First, with the possible exception of wage pressures, there are no indications other sectors of the economy are experiencing inflationary strains. Second, while many foreign countries have rebounded nicely from last year's global economic turmoil, there are still several countries in the midst of the recovery process. A sharp increase in US interest rates could be detrimental to the global economy. Key economic indicators, which dictate Federal Reserve Board policy, are employment reports, retail sales reports and CPI reports. On June 30, 1999, the Federal Reserve Board did increase interest rates 0.25%.


Fiscal Year in Review
The 12-month period ended May 31, 1999 proved to be challenging for fixed-income investors. Although intermediate-term and long-term interest rates began and ended the fiscal year essentially unchanged, interim volatility proved quite taxing for the adjustable rate mortgage securities (ARMS) market. As the fiscal year unfolded, the spread between short-term US Treasury yields and long-term US Treasury yields narrowed. The flattening of the US Treasury yield curve caused fixed mortgage rates to become more attractive relative to adjustable mortgage rates, increasing the refinancing incentive of ARMS. As a result, ARMS yield spreads widened and prices declined to compensate for the increase in prepayments. During August and September 1998, mounting global economic and financial concerns prompted a massive flight to quality toward the US Treasury market, causing US interest rates to fall dramatically. Consequently, credit spreads in virtually all fixed-income sectors widened significantly as a temporary credit paralysis gripped investors.

In an effort to loosen the credit strains, the Federal Reserve Board eased monetary policy by lowering the Federal Funds rate a total of 0.75% on three separate occasions. This proved to be a boon for US homeowners as fixed mortgage rates fell to their lowest level in nearly 30 years. However, ARMS came under further pressure as prepayments once again soared, causing yield spreads to increase to their broadest levels in over eight years. As 1999 began, concerns of widespread global economic gloom slowly subsided. However, US interest rates began to rise on reports of stronger-than-expected economic growth. Despite rising interest rates, the performance of ARMS in 1999 has been stellar as yield spreads narrowed and prices rose. In fact, the ARMS sector has been one of the few fixed-income sectors to generate a positive total rate of return in 1999 through May.

In light of the difficult environment during the 12 months ended May 31, 1999, we employed three key strategies that we believe helped limit portfolio volatility and contributed to our investment performance over the past year. First, we kept the Fund's effective duration within a 0.50-year--0.75-year range throughout the majority of the period. (Duration is a measure of a security's price sensitivity to interest rate changes.) This helped to make the Fund's net asset values less sensitive to the increased interest rate volatility during the period. Second, we actively strove to keep the rate-reset distribution of our ARM securities balanced. By effectively balancing the Fund's rate resets over the entire year, we were able to avoid wide swings in the Fund's yields as a result of the volatile interest rate environment. Finally, as global economic conditions began to deteriorate last fall, we reduced our ARMS holdings to 70% of net assets (the Fund must hold a minimum of 65% of adjustable rate securities). We offset our reduced ARM exposure with short-term agency debentures, which benefited from the flight to quality rally in the US Treasury market. This allowed us to avoid some of the negative impact of the yield spread widening and resulting price declines on the Fund's net asset values. However, in early 1999 we increased the Fund's holdings of ARMS to 87% of net assets in view of their attractive yield spreads. This allowed the Fund to capture some of the price appreciation as a result of the narrowing of yield spreads.


Investment Outlook
As we begin the new fiscal year, we believe the ARMS environment is still very attractive despite the narrowing of yield spreads earlier this year. Although yield spreads have narrowed, they still remain wider than their pre-global crisis levels. In addition, US interest rates have risen sharply since the beginning of the year. As of May 31, 1999, the two-year US Treasury note rose 0.87% to 5.40%, while the ten-year US Treasury note rose 0.97% to 5.62%. More importantly, the US Treasury yield curve has steepened. The spread between the three-month US Treasury bill and 30-year US Treasury bond widened from 0.64% at the start of the year to 1.20% at the close of the period. Higher interest rates coupled with a steeper yield curve should reduce the incentive to refinance ARMS into fixed rate mortgages. Consequently, we believe ARMS yield spreads may narrow further as investor prepayment assumptions are lowered. We remain focused on our goal of balancing attractive yields and total return potential.


In Conclusion
We thank you for your investment in Merrill Lynch Adjustable Rate
Securities Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager



July 12, 1999





Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1999


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a
$10,000 Investment


A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class C Shares compared to growth of an investment in the Lehman Brothers Short Government Index (1-2 Years)++++ and the Salomon Six-Month Treasury Bill Index:


                                            10/21/94**        5/99

ML Adjustable Rate Securities Fund,
Inc.++--Class A Shares*                     $ 9,600          $12,722

ML Adjustable Rate Securities Fund,
Inc.++--Class C Shares*                     $10,000          $12,728

Lehman Brothers Short Government
Index (1-2 Years)++++                       $10,000          $13,251

Salomon Six-Month Treasury Bill
Index++++++                                 $10,000          $12,747



A line graph depicting the growth of an investment in the Fund's
Class B Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Short Government Index (1-2 Years)++++ and the Salomon Six-Month Treasury Bill Index. Beginning and ending values are:


                                            8/02/91**         5/99

ML Adjustable Rate Securities Fund,
Inc.++--Class B Shares*                     $10,000          $13,866

ML Adjustable Rate Securities Fund,
Inc.++--Class D Shares*                     $ 9,600          $13,857

Lehman Brothers Short Government
Index (1-2 Years)++++                       $10,000          $15,776

Salomon Six-Month Treasury Bill
Index++++++                                 $10,000          $14,484


[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++ML Adjustable Rate Securities Fund, Inc. invests primarily in adjustable rate securities, consisting principally of mortgage-backed and asset-backed securities.
  ++++This unmanaged Index is comprised of all US Government agency and Treasury securities with maturities of one to two years. The starting date for the Index in the Class A and Class C Shares graph is from 10/31/94 and in the Class B and Class D Shares graph is from 7/31/91.
++++++This unmanaged Index is comprised of all US Treasury bills maturing in up to six months. The starting date for the Index in the Class A and Class C Shares graph is from 10/31/94 and in the Class B and Class D Shares graph is from 7/31/91.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/99                         +4.65%         +0.46%
Inception (10/21/94) through 3/31/99       +6.38          +5.41

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/99                         +3.73%         -0.22%
Five Years Ended 3/31/99                   +4.86          +4.86
Inception (8/02/91) through 3/31/99        +4.28          +4.28

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/99                         +3.69%         +2.70%
Inception (10/21/94) through 3/31/99       +5.45          +5.45

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/99                         +4.38%         +0.21%
Five Years Ended 3/31/99                   +5.39          +4.53
Inception (8/02/91) through 3/31/99        +4.82          +4.26

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1999


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                            Since          Standardized
                                                             12 Month      3 Month        Inception        30-Day Yield
                                                           Total Return  Total Return    Total Return     As of 5/31/99
ML Adjustable Rate Securities Fund, Inc. Class A Shares        +4.59%        +1.36%         +32.53%            4.81%
ML Adjustable Rate Securities Fund, Inc. Class B Shares        +3.78         +1.16          +38.66             4.23
ML Adjustable Rate Securities Fund, Inc. Class C Shares        +3.74         +1.15          +27.28             4.20
ML Adjustable Rate Securities Fund, Inc. Class D Shares        +4.32         +1.40          +44.34             4.54

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are Class A & Class C Shares, from 10/21/94 to 5/31/99 and Class B & Class D Shares, from 8/2/91 to 5/31/99.


SCHEDULE OF INVESTMENTS
                                         Face                                                            Value     Percent of
                 Index                  Amount                  Issue                       Cost       (Note 1a)   Net Assets
Adjustable Rate* Certificate of      $  1,652,723    Federal National Mortgage
Mortgage-Backed  Deposit Indexed                     Association, #307622, 6.857%
Obligations**    Obligations                         due 4/01/2023                      $  1,698,483   $  1,681,910     1.9%

                 Constant Maturity                   Federal Home Loan Mortgage
                 Treasury Indexed                    Corporation:
                 Obligations            1,399,415       #645073, 7.722% due 5/01/2015      1,423,030      1,441,983     1.6
                                        1,012,487       #607129, 6.949% due 1/01/2016      1,043,051      1,035,743     1.2
                                        4,309,741       #840032, 6.505% due 1/01/2019      4,472,053      4,439,723     5.0
                                        1,935,435       #606108, 7.025% due 9/01/2019      1,972,323      1,991,389     2.2
                                        1,756,735       #755194, 6.404% due 3/01/2020      1,761,279      1,795,436     2.0
                                           62,990       #785173, 6.515% due 8/01/2020         64,446         63,905     0.1
                                        1,044,748       #845139, 6.971% due 3/01/2022      1,059,947      1,074,784     1.2
                                        3,197,959       #845535, 7.229% due 10/01/2023     3,266,349      3,291,500     3.7
                                        4,368,170       #755170, 6.505% due 8/01/2031      4,515,596      4,469,206     5.0
                                                     Federal National Mortgage
                                                     Association:
                                        6,822,140       #70169, 6.529% due 12/01/2018      7,087,613      6,987,646     7.8
                                        2,305,010       #142069, 6.238% due 12/01/2021     2,352,551      2,374,530     2.7
                                        2,287,540       #139312, 6.883% due 12/01/2021     2,362,182      2,349,448     2.6
                                          738,303       #181278, 6.946% due 9/01/2022        756,309        750,264     0.8
                                        2,169,900       #200009, 6.558% due 2/01/2023      2,177,520      2,241,788     2.5
                                        2,136,529       #291252, 7.599% due 8/01/2024      2,163,120      2,230,002     2.5
                                          463,011       #324905, 6.715% due 9/01/2025        467,572        476,071     0.5
                                                     Government National Mortgage
                                                     Association:
                                        7,301,790       #8123, 6.375% due 1/20/2023        7,435,618      7,430,267     8.3
                                        3,297,656       #8217, 6.875% due 6/20/2023        3,336,445      3,342,999     3.7
                                        2,817,827    Prudential Home Mortgage
                                                     Securities Company, Inc.,
                                                     REMIC (a), 92-35-A1, 7.8348%
                                                     due 11/25/2022                        2,888,273      2,807,852     3.1

                 Cost of Funds          1,703,773    DLJ Mortgage Acceptance Corp.,
                 Indexed                             REMIC (a), 91-6-A1,7.7898% due
                 Obligations                         9/25/2021                             1,732,924      1,704,284     1.9

                 London Interbank       1,652,208    Federal National Mortgage
                 Offered Rate                        Association, #305729,
                 Indexed                             7.187% due 2/01/2025                  1,699,885      1,682,674     1.9
                 Obligations                         Resolution Trust Corporation,
                                                     REMIC (a):
                                       13,064,540       92-C1-B, 6.9375% due 8/25/2023    13,004,350     13,065,324    14.6
                                        3,122,470       92-C8-A2, 6.2875% due
                                                        12/25/2023                         3,124,717      3,127,622     3.5

                                                     Total Investments in Adjustable
                                                     Rate Mortgage-Backed Obligations     71,865,636     71,856,350    80.3


Derivative                             25,271,735    DLJ Mortgage Acceptance Corp.,
Mortgage-Backed                                      REMIC (a), 92-6-A1,
Obligations**--                                      0.6498% due 7/25/2022                   446,835        196,685     0.2
Interest Only (b)                          36,111    Federal Home Loan Mortgage
                                                     Corporation, REMIC (a)(c),
                                                     92-1363-C, 447% due 8/15/2022           891,820        271,415     0.3
                                                     Sears Mortgage Securities
                                                     Corp., REMIC (a):
                                            1,655       91-K-A4, 5,990% due 9/25/2021        298,710        148,304     0.2
                                       13,971,882       92-12-A3, 0.5012% due 7/25/2022      183,459        139,719     0.2

                                                     Total Investments in Derivative
                                                     Mortgage-Backed Obligations           1,820,824        756,123     0.9


Fixed Rate                              1,155,569    Federal National Mortgage
Mortgage-Backed                                      Association, #201892, 8.50% due
Obligations**                                        9/01/2011                             1,206,725      1,194,131     1.3

                                                     Total Investments in Fixed Rate
                                                     Mortgage-Backed Obligations           1,206,725      1,194,131     1.3


                                                     Total Investments in
                                                     Mortgage-Backed Obligations          74,893,185     73,806,604    82.5


US Government                           8,000,000    Federal National Mortgage
Agency                                               Association, 5.625% due 3/15/2001     8,107,261      7,997,520     8.9
Obligations
                                                     Total Investments in US
                                                     Government Agency Obligations         8,107,261      7,997,520     8.9


Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1999


SCHEDULE OF INVESTMENTS (concluded)
                                           Face                                                           Value    Percent of
                                          Amount                 Issue                      Cost        (Note 1a)  Net Assets
Short-Term       Repurchase            $6,862,000    Morgan Stanley, Dean Witter,
Securities       Agreements***                       Discover & Company,
                                                     purchased on 5/28/1999 to
                                                     yield 4.73% to 6/01/1999           $  6,862,000   $  6,862,000     7.7%

                                                     Total Short-Term Securities           6,862,000      6,862,000     7.7

                                                     Total Investments                  $ 89,862,446     88,666,124    99.1
                                                                                        ============
                                                     Other Assets Less Liabilities                          819,888     0.9
                                                                                                       ------------   ------
                                                     Net Assets                                        $ 89,486,012   100.0%
                                                                                                       ============   ======


              (a)Real Estate Mortgage Investment Conduits (REMIC).
              (b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
              (c)Adjustable rate coupon that resets inversely to changes in the
                 London Interbank Offered Rate.
                *Adjustable Rate Obligations have coupon rates which reset periodically.
               **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
              ***Repurchase Agreements are fully collateralized by US Government &
                 Agency Obligations.

                 See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES
                    As of May 31, 1999
Assets:             Investments, at value (identified cost--$89,862,446) (Note 1a)                          $ 88,666,124
                    Cash                                                                                             527
                    Receivables:
                      Interest                                                             $    646,260
                      Principal paydowns                                                        554,352
                      Capital shares sold                                                        17,243        1,217,855
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          76,529
                                                                                                            ------------
                    Total assets                                                                              89,961,035
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                   143,718
                      Dividends to shareholders (Note 1g)                                       111,980
                      Distributor (Note 2)                                                       49,383
                      Investment adviser (Note 2)                                                35,917          340,998
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       134,025
                                                                                                            ------------
                    Total liabilities                                                                            475,023
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 89,486,012
                                                                                                            ============

Net Assets          Class A Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                           $      9,949
                    Class B Common Stock, $0.10 par value,
                    600,000,000 shares authorized                                                                767,791
                    Class C Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                 65,889
                    Class D Common Stock, $0.10 par value,
                    200,000,000 shares authorized                                                                 99,154
                    Paid-in capital in excess of par                                                         124,648,160
                    Accumulated realized capital losses on investments--net (Note 5)                         (34,908,609)
                    Unrealized depreciation on investments--net                                               (1,196,322)
                                                                                                            ------------
                    Net assets                                                                              $ 89,486,012
                                                                                                            ============

Net Asset           Class A--Based on net assets of $947,440 and
Value:                       99,487 shares outstanding                                                      $       9.52
                                                                                                            ============
                    Class B--Based on net assets of $72,875,392 and
                             7,677,912 shares outstanding                                                   $       9.49
                                                                                                            ============
                    Class C--Based on net assets of $6,255,526 and
                             658,894 shares outstanding                                                     $       9.49
                                                                                                            ============
                    Class D--Based on net assets of $9,407,654 and
                             991,544 shares outstanding                                                     $       9.49
                                                                                                            ============


                    See Notes to Financial Statements.



Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1999


STATEMENT OF OPERATIONS
                    For the Year Ended May 31, 1999
Investment Income   Interest and discount earned, net of premium amortization                               $  6,398,341
(Note 1e):

Expenses:           Account maintenance and distribution fees--Class B (Note 2)            $    588,651
                    Investment advisory fees (Note 2)                                           503,198
                    Professional fees                                                            93,331
                    Transfer agent fees--Class B (Note 2)                                        87,774
                    Registration fees (Note 1f)                                                  67,730
                    Printing and shareholder reports                                             55,901
                    Accounting services (Note 2)                                                 51,747
                    Account maintenance fees--Class D (Note 2)                                   40,345
                    Account maintenance and distribution fees--Class C (Note 2)                  39,923
                    Directors' fees and expenses                                                 26,903
                    Custodian fees                                                               23,594
                    Transfer agent fees--Class D (Note 2)                                        14,498
                    Transfer agent fees--Class C (Note 2)                                         4,985
                    Pricing fees                                                                  3,338
                    Transfer agent fees--Class A (Note 2)                                           919
                    Other                                                                        13,434
                                                                                           ------------
                    Total expenses                                                                             1,616,271
                                                                                                            ------------
                    Investment income--net                                                                     4,782,070
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            103,526
Unrealized Gain     Change in unrealized depreciation on investments--net                                     (1,101,905)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  3,783,691
(Notes 1c,                                                                                                  ============
1e & 3):


                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                             For the Year Ended May 31,
                    Increase (Decrease) in Net Assets:                                        1999               1998
Operations:         Investment income--net                                                  $ 4,782,070     $  6,265,385
                    Realized gain (loss) on investments--net                                    103,526         (299,001)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         (1,101,905)        (180,061)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,783,691        5,786,323
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                   (55,645)         (49,343)
(Note 1g):            Class B                                                                (3,659,684)      (4,834,537)
                      Class C                                                                  (230,608)        (278,673)
                      Class D                                                                  (836,133)      (1,102,832)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (4,782,070)      (6,265,385)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                            (19,307,279)     (14,637,054)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                            (20,305,658)     (15,116,116)
                    Beginning of year                                                       109,791,670      124,907,786
                                                                                           ------------     ------------
                    End of year                                                            $ 89,486,012     $109,791,670
                                                                                           ============     ============

                    See Notes to Financial Statements.



Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1999


FINANCIAL HIGHLIGHTS
                                                                                         Class A
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                        For the Year Ended May 31,              May 31,
Increase (Decrease) in Net Asset Value:                         1999        1998       1997++++     1996++++      1995
Per Share           Net asset value, beginning of period       $    9.61  $    9.65   $    9.54   $    9.55    $    9.46
Operating                                                      ---------  ---------   ---------   ---------    ---------
Performance:          Investment income--net                         .53        .57         .59         .56          .36
                      Realized and unrealized gain (loss)
                      on investments--net                           (.09)      (.04)        .10         .03          .09
                                                               ---------  ---------   ---------   ---------    ---------
                    Total from investment operations                 .44        .53         .69         .59          .45
                                                               ---------  ---------   ---------   ---------    ---------
                    Less dividends from investment
                    income--net                                     (.53)      (.57)       (.58)       (.60)        (.36)
                                                               ---------  ---------   ---------   ---------    ---------
                    Net asset value, end of period             $    9.52  $    9.61   $    9.65   $    9.54    $    9.55
                                                               =========  =========   =========   =========    =========

Total Investment    Based on net asset value per share             4.59%      5.66%       7.48%       6.41%        4.85%+++
Return:**                                                      =========  =========   =========   =========    =========

Ratios to Average   Expenses                                        .92%       .92%        .89%        .81%         .87%*
Net Assets:                                                    =========  =========   =========   =========    =========
                    Investment income--net                         5.43%      5.93%       6.13%       6.20%        6.18%*
                                                               =========  =========   =========   =========    =========

Supplemental        Net assets, end of period
Data:               (in thousands)                             $     947  $   1,071   $     265   $     281    $     345
                                                               =========  =========   =========   =========    =========
                    Portfolio turnover                            48.76%     47.55%      18.48%      25.30%      102.55%
                                                               =========  =========   =========   =========    =========


The following per share data and ratios have been derived                                Class B
from information provided in the financial statements.
                                                                              For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                           1999      1998       1997++++    1996++++     1995
Per Share           Net asset value, beginning of year         $    9.58  $    9.62   $    9.53   $    9.56    $    9.53
Operating                                                      ---------  ---------   ---------   ---------    ---------
Performance:          Investment income--net                         .46        .50         .51         .52          .46
                      Realized and unrealized gain
                      (loss) on investments--net                    (.09)      (.04)        .09        (.02)         .04
                                                               ---------  ---------   ---------   ---------    ---------
                    Total from investment operations                 .37        .46         .60         .50          .50
                                                               ---------  ---------   ---------   ---------    ---------
                    Less dividends from investment
                    income--net                                     (.46)      (.50)       (.51)       (.53)        (.47)
                                                               ---------  ---------   ---------   ---------    ---------
                    Net asset value, end of year               $    9.49  $    9.58   $    9.62   $    9.53    $    9.56
                                                               =========  =========   =========   =========    =========

Total Investment    Based on net asset value per share             3.78%      4.85%       6.44%       5.34%        5.48%
Return:**                                                      =========  =========   =========   =========    =========

Ratios to Average   Expenses                                       1.70%      1.70%       1.65%       1.59%        1.59%
Net Assets:                                                    =========  =========   =========   =========    =========
                    Investment income--net                         4.66%      5.19%       5.35%       5.45%        4.88%
                                                               =========  =========   =========   =========    =========

Supplemental        Net assets, end of year
Data:               (in thousands)                             $  72,875  $  85,094   $ 106,061   $ 137,387    $ 202,334
                                                               =========  =========   =========   =========    =========
                    Portfolio turnover                            48.76%     47.55%      18.48%      25.30%      102.55%
                                                               =========  =========   =========   =========    =========


                                                                                         Class C
                                                                                                                 For the
                                                                                                                  Period
The following per share data and ratios have been derived                                                        Oct. 21,
from information provided in the financial statements.                                                          1994++ to
                                                                        For the Year Ended May 31,               May 31,
Increase (Decrease) in Net Asset Value:                         1999        1998       1997++++     1996++++      1995
Per Share           Net asset value, beginning of period       $    9.58  $    9.63   $    9.53   $    9.56    $    9.46
Operating                                                      ---------  ---------   ---------   ---------    ---------
Performance:          Investment income--net                         .45        .49         .50         .48          .31
                      Realized and unrealized gain (loss)
                      on investments--net                           (.09)      (.05)        .11         .01          .10
                                                               ---------  ---------   ---------   ---------    ---------
                    Total from investment operations                 .36        .44         .61         .49          .41
                                                               ---------  ---------   ---------   ---------    ---------
                    Less dividends from investment
                    income--net                                     (.45)      (.49)       (.51)       (.52)        (.31)
                                                               ---------  ---------   ---------   ---------    ---------
                    Net asset value, end of period             $    9.49  $    9.58   $    9.63   $    9.53    $    9.56
                                                               =========  =========   =========   =========    =========

Total Investment    Based on net asset value per share             3.74%      4.71%       6.51%       5.30%        4.47%+++
Return:**                                                      =========  =========   =========   =========    =========

Ratios to Average   Expenses                                       1.73%      1.74%       1.70%       1.57%        1.68%*
Net Assets:                                                    =========  =========   =========   =========    =========
                    Investment income--net                         4.62%      5.15%       5.34%       5.40%        5.51%*
                                                               =========  =========   =========   =========    =========

Supplemental        Net assets, end of period
Data:               (in thousands)                             $   6,256  $   4,434   $   5,315   $   3,078    $   1,409
                                                               =========  =========   =========   =========    =========
                    Portfolio turnover                            48.76%     47.55%      18.48%      25.30%      102.55%
                                                               =========  =========   =========   =========    =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1999


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios have been derived                                Class D
from information provided in the financial statements.
                                                                              For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                           1999      1998        1997++      1996++      1995
Per Share           Net asset value, beginning of year         $    9.58  $    9.62   $    9.52   $    9.55    $    9.53
Operating                                                      ---------  ---------   ---------   ---------    ---------
Performance:          Investment income--net                         .51        .55         .57         .56          .51
                      Realized and unrealized gain (loss)
                      on investments--net                           (.09)      (.04)        .09        (.01)         .03
                                                               ---------  ---------   ---------   ---------    ---------
                    Total from investment operations                 .42        .51         .66         .55          .54
                                                               ---------  ---------   ---------   ---------    ---------
                    Less dividends from investment
                    income--net                                     (.51)      (.55)       (.56)       (.58)        (.52)
                                                               ---------  ---------   ---------   ---------    ---------
                    Net asset value, end of year               $    9.49  $    9.58   $    9.62   $    9.52    $    9.55
                                                               =========  =========   =========   =========    =========

Total Investment    Based on net asset value per share             4.32%      5.40%       7.11%       5.91%        5.91%
Return:*                                                       =========  =========   =========   =========    =========

Ratios to Average   Expenses                                       1.17%      1.18%       1.13%       1.06%        1.08%
Net Assets:                                                    =========  =========   =========   =========    =========
                    Investment income--net                         5.18%      5.70%       5.87%       5.98%        5.44%
                                                               =========  =========   =========   =========    =========

Supplemental        Net assets, end of year
Data:               (in thousands)                             $   9,408  $  19,193   $  13,267   $  12,800    $  16,993
                                                               =========  =========   =========   =========    =========
                    Portfolio turnover                            48.76%     47.55%      18.48%      25.30%      102.55%
                                                               =========  =========   =========   =========    =========


                  ++Based on average shares outstanding.
                   *Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Adjustable Rate Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded in the over-the-counter market are valued at the last available bid price or on the basis of yield equivalents as obtained from one or more dealers that make markets in such securities. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are stated at market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and related options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margins and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.



Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount and premiums) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.50%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account       Distribution
                          Maintenance Fee       Fee

Class B                        0.25%           0.50%
Class C                        0.25%           0.55%
Class D                        0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              MLFD       MLPF&S

Class A                       --        $   453
Class D                      $797       $10,232

For the year ended May 31, 1999, MLPF&S received contingent deferred sales charges of $122,352 and $2,898 relating to transactions in Class B and Class C Shares, respectively.

For the year ended May 31, 1999, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $1,794 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 1999 were $45,851,711 and $65,292,869, respectively.

Net realized gains for the year ended May 31, 1999 and net unrealized losses as of May 31, 1999 were as follows:

                                     Realized        Unrealized
                                      Gains            Losses

Long-term investments             $   103,526     $  (1,196,322)
                                  -----------     -------------
Total                             $   103,526     $  (1,196,322)
                                  ===========     =============

As of May 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $1,196,322, of which $344,225 related to appreciated securities and $1,540,547 related to depreciated securities. The aggregate cost of investments at May 31, 1999 for Federal income tax purposes was $89,862,446.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $19,307,279 and $14,637,054 for the years ended May 31, 1999 and
May 31, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                            Dollar
Ended May 31, 1999                    Shares           Amount

Shares sold                           317,428     $   3,033,210
Shares issued to shareholders
in reinvestment of dividends            3,452            32,959
                                 ------------     -------------
Total issued                          320,880         3,066,169
Shares redeemed                      (332,797)       (3,178,358)
                                 ------------     -------------
Net decrease                          (11,917)    $    (112,189)
                                 ============     =============


Class A Shares for the Year                            Dollar
Ended May 31, 1998                    Shares           Amount

Shares sold                           771,140     $   7,441,376
Shares issued to shareholders
in reinvestment of dividends            3,289            31,720
                                 ------------     -------------
Total issued                          774,429         7,473,096
Shares redeemed                      (690,516)       (6,662,852)
                                 ------------     -------------
Net increase                           83,913     $     810,244
                                 ============     =============


Class B Shares for the Year                            Dollar
Ended May 31, 1999                    Shares           Amount

Shares sold                         2,325,387     $  22,030,937
Shares issued to shareholders
in reinvestment of dividends          219,122         2,181,486
                                 ------------     -------------
Total issued                        2,544,509        24,212,423
Automatic conversion of shares        (18,010)         (175,541)
Shares redeemed                    (3,730,285)      (35,491,399)
                                 ------------     -------------
Net decrease                       (1,203,786)    $ (11,454,517)
                                 ============     =============


Class B Shares for the Year                            Dollar
Ended May 31, 1998                    Shares           Amount

Shares sold                         4,070,396     $  39,158,320
Shares issued to shareholders
in reinvestment of dividends          297,976         2,866,127
                                 ------------     -------------
Total issued                        4,368,372        42,024,447
Automatic conversion of shares        (19,534)         (187,749)
Shares redeemed                    (6,489,984)      (62,440,387)
                                 ------------     -------------
Net decrease                       (2,141,146)    $ (20,603,689)
                                 ============     =============


Class C Shares for the Year                            Dollar
Ended May 31, 1999                    Shares           Amount

Shares sold                           724,961     $   6,910,713
Shares issued to shareholders
in reinvestment of dividends           18,509           176,108
                                 ------------     -------------
Total issued                          743,470         7,086,821
Shares redeemed                      (547,342)       (5,218,920)
                                 ------------     -------------
Net increase                          196,128     $   1,867,901
                                 ============     =============


Class C Shares for the Year                            Dollar
Ended May 31, 1998                    Shares           Amount

Shares sold                         1,544,770     $  14,865,849
Shares issued to shareholders
in reinvestment of dividends           22,757           219,003
                                 ------------     -------------
Total issued                        1,567,527        15,084,852
Shares redeemed                    (1,656,902)      (15,944,236)
                                 ------------     -------------
Net decrease                          (89,375)    $    (859,384)
                                 ============     =============


Class D Shares for the Year                            Dollar
Ended May 31, 1999                    Shares           Amount

Shares sold                           488,064     $   4,641,647
Automatic conversion of shares         18,013           175,541
Shares issued to shareholders
in reinvestment of dividends           57,441           546,632
                                 ------------     -------------
Total issued                          563,518         5,363,820
Shares redeemed                    (1,576,087)      (14,972,294)
                                 ------------     -------------
Net decrease                       (1,012,569)    $  (9,608,474)
                                 ============     =============



Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Class D Shares for the Year                            Dollar
Ended May 31, 1998                    Shares           Amount

Shares sold                         1,464,082     $  14,083,453
Automatic conversion of shares         19,536           187,749
Shares issued to shareholders
in reinvestment of dividends           86,838           834,918
                                 ------------     -------------
Total issued                        1,570,456        15,106,120
Shares redeemed                      (945,839)       (9,090,345)
                                 ------------     -------------
Net increase                          624,617     $   6,015,775
                                 ============     =============


5. Capital Loss Carryforward:
At May 31, 1999, the Fund had a net capital loss carryforward of approximately $34,876,000, of which $20,978,000 expires in 2002, $3,888,000 expires in 2003, $7,641,000 expires in 2004, $251,000 expires in 2005, $1,820,000 expires in 2006 and $298,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Adjustable Rate Securities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Adjustable Rate Securities Fund, Inc. as of May 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Adjustable Rate Securities Fund, Inc. as of May 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for each of the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 12, 1999
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


None of the ordinary income distributions paid monthly by Merrill Lynch Adjustable Rate Securities Fund, Inc. during the fiscal year ended May 31, 1999 qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributed by the Fund during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed to the right are the percentages of total assets of the Fund invested in Federal Obligations as of the end of each quarter of the fiscal year:

                                   Percentage of
For the Quarter Ended           Federal Obligations*

August 31, 1998                       4.44%
November 30, 1998                     4.82%
February 28, 1999                     0.00%
May 31, 1999                          0.00%

Of the Fund's ordinary income dividends paid during the fiscal year ended May 31, 1999, 2.83% was attributable to Federal Obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

Please retain this information for your records.

[FN]
*For purposes of this calculation, Federal Obligations include US
 Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase Agreements are not included in this calculation.